                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL

                                       TO

                        TENDER LIMITED PARTNERSHIP UNITS

                                       OF

                AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.
                                       AT

                               $400 NET PER UNIT
                               (INCREASED PRICE)
           PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 18, 2001,
                AS AMENDED AND SUPPLEMENTED ON OCTOBER 31, 2001

                                       BY

                             ARVP ACQUISITION, L.P.

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON THURSDAY, NOVEMBER 15, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                        ALPINE FIDUCIARY SERVICES, INC.

            By Mail:                          By Hand:                    By Overnight Delivery:
   c/o Georgeson Shareholder         c/o Georgeson Shareholder          c/o Georgeson Shareholder
      Communications Inc.               Communications Inc.                Communications Inc.
         P.O. Box 2065              17 State Street, 28th Floor             111 Commerce Road
South Hackensack, NJ 07606-9974          New York, NY 10004                Carlstadt, NJ 07072
                                      Attention: Mark Zimkind          Attention: Reorg Department

                           By Facsimile Transmission:
                                 (201) 460-2889

              Confirmation Receipt of Facsimile by Telephone Only:
                                 (201) 896-5648

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

                                            DESCRIPTION OF UNITS TENDERED
----------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS YOUR NAME(S) APPEAR(S)
                              ON
THE RECORDS OF THE PARTNERSHIP. IF YOU HAVE A QUESTION AS TO
      HOW YOUR NAME(S) APPEAR(S) ON THE RECORDS OF THE
      PARTNERSHIP, PLEASE CALL THE INFORMATION AGENT.)
----------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NUMBER OF              NUMBER OF UNITS
                                                                      UNITS HELD                   TENDERED*
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                TOTAL UNITS TENDERED:
----------------------------------------------------------------------------------------------------------------------
  * Unless otherwise indicated, you will be deemed to have
    tendered the total number of Units held by you. See
    Instruction 4.

--------------------------------------------------------------------------------

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
           INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to ARVP Acquisition, L.P. (the "Purchaser"), a California limited partnership, which is wholly-owned by ARV Assisted Living, Inc., the General Partner of American Retirement Villas Properties III, L.P., a California limited partnership (the "Partnership"), the above-described Limited Partnership Units (the "Units") of the Partnership, at a net cash price of $400 per Unit, without interest, reduced by the amount of distributions per Unit, if any, made by the Partnership from the date of the original Offer to Purchase until the date on which the Purchaser purchases the Units tendered pursuant hereto (the "Offer Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated October 18, 2001, as amended and supplemented on October 31, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any further amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Units tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all distributions in respect thereof (collectively, the "Distributions")).

     The undersigned hereby irrevocably appoints the Purchaser, or any of the Purchaser's designees, the undersigned's true and lawful attorney-in-fact and proxy, with full power of substitution, to the full extent of the undersigned's rights with respect to the Units tendered hereby and accepted for payment by Purchaser, to (a) present such Units (and any Distributions) for transfer on the Partnership's records and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Distributions), all in accordance with the terms of the Offer. All such proxies will be considered coupled with an interest in the tendered Units, are irrevocable and are granted in consideration of, and are effective upon, the Purchaser's acceptance for payment of the Units in accordance with the terms of the Offer. Upon acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to the Units (and any Distributions) will, without further action, be revoked, and no subsequent powers of attorney and proxies may be given (and, if given, will be without force or effect). The Purchaser's designees will, with respect to the Units for which the appointment is effective, be empowered to exercise all the undersigned's voting and other rights as such designees in their sole discretion may deem proper at any meeting of the Partnership or any adjournment or postponement thereof. In order for Units to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of the Units, the Purchaser or the Purchaser's designees must be able to exercise full voting rights with respect to the Units, including voting at any meeting of the Partnership's unitholders.

     If the Partnership declares or pays a Distribution on the Units, then, subject to the provisions contained in the Offer to Purchase, the Offer Price will be reduced by the amount of any such Distribution, and such Distribution will be required to be promptly remitted and transferred by each tendering unitholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Units (and any Distributions), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Units (and any Distributions).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable; provided, however, Units tendered pursuant to the Offer may be withdrawn in the manner set forth in the Offer to Purchase, at any time prior to the Expiration Date.

     The undersigned understands that the valid tender of Units pursuant to any of the procedures contained in "THE TENDER OFFER -- Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price in the name(s) of the registered holder(s) appearing under "Description of Units Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the Offer Price and/or send notification regarding any Units not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Units Tendered." If both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the Offer Price in the name of, and deliver such check and/or notification (and any accompanying documents, as appropriate) to, the person or persons so indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the Offer Price of Units accepted for payment is to be issued in the name of someone other than the undersigned.

Issue Check to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address: -----------------------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

                      (INCLUDE ZIP CODE)
----------------------------------------------------------
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if notification regarding any Units not accepted for payment and/or the check for the Offer Price of Units accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:  [ ] Check  [ ] Notification to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address: -----------------------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

                      (INCLUDE ZIP CODE)
----------------------------------------------------------
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                         SIGN HERE TO TENDER YOUR UNITS
       (ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE OTHER SIDE OF THIS FORM)

X
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

                        DATED  __________________ , 2001

(Must be signed by registered holder(s) as name(s) appear(s) on the records of the Partnership or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

Employer Identification or Social Security No.
--------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
 REQUESTOR

 Alpine Fiduciary Services, Inc.
 17 State Street
 New York, NY 10004

--------------------------------------------------------------------------------
 NAME (SEE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
 BUSINESS NAME, IF DIFFERENT FROM ABOVE (SEE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
 I am a(n): __ Individual/Sole
Proprietor  __ Corporation  __ Partnership  __ Other ____________________
--------------------------------------------------------------------------------
 ADDRESS (NUMBER, STREET, AND APT. OR SUITE NO.)

--------------------------------------------------------------------------------
 CITY, STATE AND ZIP CODE

------------------------------------------------------------------------------------------------------------------
 PART 1 -- TAXPAYER IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------------
 Enter your social security number OR employer            Social Security Number
 identification number in the appropriate box. For        --------------------------------------------------------
 individuals, this is your social security number (SSN).  Employer Identification Number
 However, for a nonresident alien, sole proprietor, or
 disregarded entity, see the Guidelines for
 Certification of Taxpayer Identification Number on
 Substitute Form W-9. For other entities, it is your
 employer identification number (EIN). If you do not
 have a number, see the Guidelines for Certification of
 Taxpayer Identification Number on Substitute Form W-9.
------------------------------------------------------------------------------------------------------------------

 PART 2 -- EXEMPT PAYEES
--------------------------------------------------------------------------------
 For U.S. Payees Exempt from Backup Withholding ____________________

-------------------------------------------------------------------------------------------------------------------
 PART 3 -- CERTIFICATION
-------------------------------------------------------------------------------------------------------------------
 Under penalties of perjury, I certify that:
 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
 3. I am a U.S. person (including a U.S. resident alien).
-------------------------------------------------------------------------------------------------------------------
 SIGN           SIGNATURE OF
 HERE           U.S. PERSON                                                   DATE
-------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Units tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     The most convenient place to get a medallion guaranty is your bank. Generally, banks require that you have an open account and a valid ID to give a medallion guaranty.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by all tendering unitholders. For a unitholder validly to tender Units pursuant to the Offer, the Depositary must receive at one of its addresses set forth herein, on or prior to the Expiration Date (as defined in the Offer to Purchase), (a) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, and (b) any other documents required by this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING UNITHOLDER. UNITS WILL BE DEEMED DELIVERED ONLY UPON ACTUAL RECEIPT OF THIS LETTER OF TRANSMITTAL (AND ALL OTHER REQUIRED DOCUMENTS) BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the number of Units should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Units are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Number of Units Tendered." All Units listed in the column "Total Number of Units Held" will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder of the Units tendered hereby, the signature must correspond with the name as it appears on the records of the Partnership without any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Units appear in the records of the Partnership in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different recordations.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Units listed and transmitted hereby, no further documents are required with respect to such Units.

     If Units appear in the records of the Partnership in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or notification regarding any Units not accepted for payment is to be given, to a person other than the person appearing in the records of the Partnership as the holder of the Units tendered, this Letter of

Transmittal must be accompanied by appropriate transfer documents, signed exactly as the name or names of the holder or holders appear on the records of the Partnership, with the signatures on the transfer documents guaranteed as aforesaid by an Eligible Institution. See Instruction 1.

     6. TRANSFER TAXES. The Purchaser will pay any transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Offer. If, however, payment of the Offer Price is to be made to any person(s) other than the person(s) appearing on the records of the Partnership as the holder(s), or if tendered Units appear in the records of the Partnership in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the record holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Offer Price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or notification regarding any Units not accepted for payment is to be given to, a person other than the signer of this Letter of Transmittal, or if a check is to be sent to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. DEFECTS AND WAIVER OF CONDITIONS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and the determinations will be final and binding. The Purchaser's interpretation of the terms of the Offer (including these instructions) will be final and binding. The Purchaser will have the right to waive any defects or conditions as to the manner of tendering. Any defects in connection with tenders, unless waived, must be cured within such time as the Purchaser will determine. This Letter of Transmittal will not be valid until all defects have been cured or waived. Neither the Purchaser, the Depositary, nor any other person is under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give notification.

     9. BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a unitholder surrendering Units in the Offer must, unless an exemption applies, provide the Depositary with such unitholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included as part of this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such unitholder is not subject to backup withholding. If a unitholder does not provide such unitholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such unitholder and payment of cash to such unitholder pursuant to the Offer may be subject to backup withholding of 30.5%. All unitholders surrendering Units pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding is credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the unitholder upon filing an income tax return.

     The unitholder is required to give the Depositary the tax identification number, ie, the social security number or employer identification number (the "TIN") of the record owner of the Units. When determining the TIN to be furnished, please refer to the following as a guide:

     Individual Accounts -- registered owner's social security number

     Joint Accounts -- social security number of registered owner whose name appears first

     Trust Accounts -- TIN assigned to the Trust

     IRA Custodial Accounts -- TIN of the Custodian (not necessary to provide)

     Custodial Accounts for the Benefit of Minors -- social security number of the minor

     Corporations, Partnership or Other Business Entity -- TIN assigned to the entity

     If the tendering unitholder has not been issued a TIN and has applied for a TIN or intends to apply for TIN in the near future, the unitholder should contact the Depositary, toll free, at (800) 223-2064, and the Depositary will provide the unitholder with the appropriate forms. Consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" enclosed with the original Offer materials for additional guidance on which number to report.

     The certification in Part 3 of the Substitute Form W-9 may be given if the tendering unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Notwithstanding that the certification in Part 3 is given, if the tendering unitholder has not been issued a TIN, the Depositary will withhold 30.5% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

     Certain unitholders are not subject to backup withholding. Noncorporate foreign unitholders should complete and sign the main signature form and a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) or W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States), as applicable, in order to avoid backup withholding. A copy of either of these forms may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Georgeson Shareholder Communications Inc. as the Information Agent, at its address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

     IMPORTANT: IN ORDER FOR UNITS TO BE VALIDLY TENDERED PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

     THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH ANY OTHER REQUIRED DOCUMENTS, SHOULD BE SENT OR DELIVERED BY EACH UNITHOLDER OR SUCH UNITHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                         [Remainder of Page Left Blank]

                        The Depositary for the Offer is:

                         ALPINE FIDUCIARY SERVICES INC.

            By Mail:                           By Hand:                      By Overnight Delivery:
   c/o Georgeson Shareholder           c/o Georgeson Shareholder            c/o Georgeson Shareholder
      Communications Inc.                 Communications Inc.                  Communications Inc.
         P.O. Box 2065                17 State Street, 28th Floor               111 Commerce Road
South Hackensack, NJ 07606-9974           New York, NY 10004                   Carlstadt, NJ 07072
                                        Attention: Mark Zimkind            Attention: Reorg Department

                           By Facsimile Transmission:
                                 (201) 460-2889

              Confirmation Receipt of Facsimile by Telephone Only:
                                 (201) 896-5648

     Questions and requests for assistance may be directed to the Information Agent at its address set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                17 State Street
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800
                All Others Please Call Toll-Free: (800) 223-2064